As filed with the Securities and Exchange Commission on July 14, 1999

                                                      Registration No. 333-43587


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                         Pre-Effective Amendment No.                         [ ]
                       Post-Effective Amendment No. 3                        [X]


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                               Amendment No. 4                               [X]


                        PAX WORLD MONEY MARKET FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 830-5220

                               BERNADETTE N. FINN
                       Reich & Tang Asset Management L.P.
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                  Copy to:  MICHAEL R. ROSELLA, Esq.
                            Battle Fowler LLP
                            75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:  (check appropriate box)



[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (Date)  pursuant  to  paragraph  (b)
[X] 60 days after  filing pursuant to paragraph (a)
[ ] on (date)  pursuant to paragraph (a) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                        Prospectus Dated_________, 1999

                       PAX WORLD MONEY MARKET FUND, INC.
                                MMA PRAXIS CLASS

                    A Socially Responsible Money Market Fund

                                 P.O. Box 182446
                             Columbus, OH 43218-2446
                                 1-800-9-PRAXIS



A money market fund whose investment objective is to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. The Fund will seek to achieve this objective by investing in short-term obligations of issuers that produce goods and services that improve the quality of life and that are not to any degree engaged in manufacturing defense or weapons-related products.



This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.



  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                        Page


Risk/Return Summary: Investments, Risks
and Performance......................................................    3

Fee Table............................................................    5

Investment Objectives, Principal Investment
Strategies and Related Risks.........................................    6

Management, Organization and Capital Structure.......................    8

Shareholder Information..............................................    9

Distribution Arrangements............................................   19

Financial Highlights.................................................   21

I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objectives
--------------------------------------------------------------------------------


     The Fund seeks to maximize current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies
--------------------------------------------------------------------------------

     The Fund is committed to making a contribution to world peace through investment in companies that produce goods and services that improve the quality of life. Therefore, the Fund seeks to invest in industries such as healthcare, education, housing, food, retail, pollution control and leisure time and exclude investments in the military, liquor, tobacco or gambling industries.


     The Fund intends to achieve its investment objectives by investing principally in short-term, high quality debt instruments including:

(i)      high quality commercial paper;
(ii)     repurchase agreements; and
(iii)    bank certificates of deposit.


     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.


Principal Risks
--------------------------------------------------------------------------------


o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


o The value of the Fund's shares and the securities held by the Fund can each decline in value.


o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other governmental agency.


o If a vendor defaults on its repurchase obligation pursuant to a repurchase agreement, the Fund might lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the vendor files for bankruptcy, the Fund may be delayed or incur costs in selling the collateral.


o The Fund's policy to invest in issuers that produce goods and services that improve the quality of life and to sell any investments which are found to violate this policy may result in (i) the Fund foregoing certain higher yielding investments or (ii) the Fund having to sell an investment at a time when it is disadvantageous to do so.

Risk/Return Bar Chart and Table
--------------------------------------------------------------------------------


     A Bar Chart and Table, showing the annual and average total returns for the Fund, will be available once the Fund has been in operation for a full calendar year.


     The Fund's current 7-day yield may be obtained by calling the Fund toll-free at 1-800-9-PRAXIS.

                                    FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of the MMA Praxis Class of the Fund.


                                MMA Praxis Class



 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)


 Management Fees..........................................              .15%
 Distribution and Service (12b-1) Fees....................              .25%
 *Other Expenses..........................................              .45%
        Administration Fees...............................       .10%
                                                                        -----
 Total Annual Fund Operating Expenses.....................              .85%
                                                                        ====
 ------------------------

 [The Distributor intends to voluntarily waive all or a portion of the Distribution and Service (12b-1) Fees to cap the Total Annual Fund Operating Expenses at 0.60%. MMA may reimburse fund for any expenses over 0.60%. This fee waiver arrangement may be terminated at any time at the option of the Distributor.]


* Based on estimated amounts for the current fiscal year.



Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                   1 year            3 years
                                   ------            -------
       MMA Praxis Class             $87              $271

II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS


Investment Objectives
--------------------------------------------------------------------------------


     The Fund is a money market fund whose investment objectives are to seek maximum current income to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There is no assurance that the Fund will achieve its investment objectives.


     The Fund's investment objectives may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities that would be affected by such a change.


Principal Investment Strategies and Related Risks
--------------------------------------------------------------------------------


Social Criteria of Fund


     The Fund endeavors, consistent with its investment objective, to make a contribution to world peace through investment in companies that produce goods and services that improve the quality of life. The policy of the Fund is to invest in securities of companies whose business is essentially directed toward non-military and life-supportive activities. For example, the Fund seeks to invest in such industries as health care, education, housing, food, retail, pollution control and leisure time, among others.


         The policy of the Fund is to exclude from its portfolio securities of:

(i)  companies engaged in military activities,

(ii) companies appearing on the United States Department of Defense list of 100 largest contractors (a copy of which may be obtained from the Office of the Secretary, Department of Defense, Washington, D.C. 20310) if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense,

(iii) other companies contracting with the United States Department of Defense if five percent (5%) or more of the gross sales of such companies are derived from contracts with the United States Department of Defense, and

(iv) companies which derive revenue from the manufacture of liquor, tobacco and/or gambling products.


     In order to properly supervise a securities portfolio containing the limitations described above, care must be exercised to continuously monitor developments of the issuers whose securities are included in the Fund. Developments and trends in the economy and financial markets are also considered, and the screening of many securities is required to implement the investment philosophy of the Fund. The Fund's investment adviser, Pax World Management Corp., is responsible for such supervision and screening of the securities included in the Fund.


     If it is determined after the initial purchase by the Fund that the company's activities fall within the exclusion described above (either by acquisition, merger or otherwise), the securities of such company will be eliminated from the portfolio as soon thereafter as possible taking into consideration (i) any gain or loss which may be realized from such elimination,
(ii) the tax implications of such elimination, (iii) market timing, and the like. In no event, however, will such security be retained longer than six (6) months from the time the Fund learns of the investment disqualification. This requirement may cause the Fund to dispose of the security at a time when it may be disadvantageous to do so.


Generally


     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual portfolio of the Fund, on a dollar-weighted basis, will be 90 days or less.


     The Fund will only invest in securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's Board of Directors to be of comparable quality.


     Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days after the investment adviser and sub-adviser become aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment adviser's and sub-adviser's actions.


     The Fund's investment adviser and sub-adviser consider the following factors when buying and selling securities for the Fund: (i) availability of cash, (ii) redemption requests, (iii) yield management, (iv) credit management and (v) social criteria.


Investments


     The Fund intends to primarily invest in the following securities and transactions:


     Commercial Paper and Certain Debt Obligations: The Fund may purchase commercial paper or similar debt obligations. Commercial paper is generally considered to be short term unsecured debt of corporations.


     Repurchase Agreements: The Fund may enter into repurchase agreements provided that the instruments serving as collateral for the agreements are eligible for inclusion in the Fund. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees with the vendor to resell the security to the vendor at an agreed upon time and price.


     Bank Obligations: The Fund may purchase certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits purchased by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets.


Risks


     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


     If the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the collateral may be delayed or limited.


     As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Fund's investment adviser and sub-adviser are in the process of working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the investment adviser and sub-adviser do not expect that the Fund will incur material costs to be Year 2000 compliant. Although the investment adviser and sub-adviser do not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid an adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse affect on the Fund's performance. The investment adviser and sub-adviser are unable to predict what affect, if any, the Year 2000 problem will have on such issuers.


III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Management, Advisory and Sub-Advisory Agreements
--------------------------------------------------------------------------------


     The Fund's investment adviser is Pax World Management Corp. (the "Adviser"), whose principal office is located at 222 State Street, Portsmouth, New Hampshire 03801. The Adviser was incorporated in 1970 under the laws of the State of Delaware and is a registered investment adviser under the Investment Company Act of 1940 (the "1940 Act"). As of December 31, 1998, the Adviser had over $863,000,000 in assets under management by virtue of serving as the Adviser to the Fund, the Pax World Fund, Inc., and the Pax World Growth Fund, Inc. The Adviser has no clients other than the Fund, the Pax World Fund, Inc. and the Pax World Growth Fund, Inc.


     Pursuant to the Advisory Agreement entered into between the Fund and the Adviser, the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and for overseeing the performance of the Sub-Adviser, Reich & Tang Asset Management L.P. Under the Advisory Agreement, the Fund will pay the Adviser an annual advisory fee of .15% of the Fund's average daily net assets.


     Reich & Tang Asset Management L.P. will serve as the Sub-Adviser of the Fund under a Sub-Advisory Agreement. The Sub-Adviser is a Delaware limited partnership and a registered investment adviser under the 1940 Act, with its principal office at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of June 30, 1999, was investment manager, adviser or supervisor with respect to assets aggregating approximately $13.6 billion. The Sub-Adviser acts as manager or administrator of seventeen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.


     Pursuant to the terms of a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund. Under the Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser an annual management fee of
 .075% of the Fund's average daily net assets from its advisory fee.


     The management fees are accrued daily and paid monthly. The Adviser and Sub-Adviser, at their discretion, may voluntarily waive all or a portion of their respective management fees.


     Pursuant to an Administrative Services Agreement, the Sub-Adviser performs clerical, accounting supervision and office service functions for the Fund. The Sub-Adviser provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund'sbookkeeping agent; (ii) prepare reports to and filings with regulatory authorities; and (iii) perform such other administrative services as the Fund may from time to time request of the Sub-Adviser. The personnel rendering such services may be employees of the Sub-Adviser or its affiliates. The Fund reimburses the Sub-Adviser for all of the Fund's operating costs including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all the expenses incurred to conduct the Fund's affairs. The amount of such reimbursement must be agreed upon between the Fund and the Sub-Adviser.


     The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Agreement, the Sub-Adviser receives an annual fee of .10% of the Fund's average daily net assets.


     Any portion of the total fees received by the Adviser and Sub-Adviser and their past profits may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.) The fees are accrued daily and paid monthly.


     In addition, Reich & Tang Distributors, Inc., the Fund's Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the MMA Praxis Class shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly.


     Investment management fees and operating expenses, which are attributable to the four Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


IV. SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge for either sales or redemptions. All transactions in the Fund's MMA Praxis Class are effected through the Fund's MMA Praxis Class transfer agent which accepts orders for purchases and redemptions from the Distributor and from shareholders directly. With respect to the MMA Praxis Class, the minimum initial investment is $500. (See "Purchasing and Adding to Your Shares" herein.) The minimum amount for subsequent investments is $50 for all shareholders.


     The Fund has reserved the right to charge individual shareholder accounts for expenses actually incurred by such account for postage, wire transfers and certain other shareholder expenses, as well as to impose a monthly service charge for accounts whose balance falls below the minimum amount.


Pricing of Fund Shares
--------------------------------------------------------------------------------


     The net asset value of each Class of the Fund's shares is determined as of 12:00 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e., national holidays). The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share for each Class made after receipt of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's MMA Praxis Class transfer agent. Orders accompanied by Federal Funds and received after 12:00 noon, New York City time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.


Purchasing And Adding To Your Shares
--------------------------------------------------------------------------------


     You may purchase MMA Praxis Class shares of the Fund through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative for specific information.


     All shareholders will receive from the MMA Praxis Class transfer agent, on behalf of the Fund, a monthly statment listing the total number of shares of the Fund owned as of the statement closing date, purchases and redemptions of shares of the Fund during the month covered by the statement and the dividends paid on shares of the Fund (including dividends paid in cash or reinvested in additional shares of the Fund).


     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. The Fund reserves the right to reject third-party checks.


     The Fund may waive the following minimum purchase requirements and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.


                                               Minimum                Minimum
                                               Initial              Subsequent
Account Type                                  Investment            Investment


Regular (non-retirement)                          $500                   $50
Retirement                                        $500                   $50
Automatic Investment Plan                         $ 50                   $50



Instructions For Opening Or Adding To An Account


By Regular Mail
----------------


How to make an Initial Investment in MMA Praxis Class shares:



1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

2.   Make check, bank draft or money order payable to "MMA Praxis Mutual Funds"

3.   Mail to: MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446

How to make Subsequent Investments in MMA Praxis Class shares:


1. Use the investment slip attached to your account statement. Or, if unavailable,

2.   Include the following information on a piece of paper:

     o    Fund name and MMA Praxis Class
     o    Amount invested
     o    Account name
     o    Account number


    Include your account number on your check.


3.   Mail to: MMA Praxis Mutual Funds
              P.O. Box 182446,
              Columbus, OH 43218-2446


By Overnight Service
---------------------


See instructions 1-2 above for subsequent investments.


3.   Send to: MMA Praxis Mutual Funds
              c/o BISYS Fund Services,
              Attn: T.A. Operations, 3435 Stelzer Road,
              Columbus, OH 43219.


Electronic Purchases
---------------------


     Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.


     Establish electronic purchase option on your account application or call 1-800-9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.


     Call 1-800-9-PRAXIS to arrange a transfer from your bank account.


     When an electronic purchase or sale is made through the Automated Clearing House (ACH), it may take up to eight days to clear.



By Wire Transfer
-----------------


Wire transfers allow financial institutions to send funds to each other, almost instantaneously.


Note: Your bank may charge a wire transfer fee.


For Initial Investment:


Please call 1-800-9-PRAXIS for a confirmation number and instructions for returning your completed application.

For Initial and Subsequent Investments:


Instruct your bank to wire transfer your investment to:
                                                 Huntington National Bank
                                                 Routing Number: ABA #044000024
                                                 DDA#01899607545


Include:

            Your name
            Your confirmation number


     After instructing your bank to wire the funds, call 1-800-9-PRAXIS to advise us of the amount being transferred and the name of your bank.


     You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.


Automatic Investment Plan
--------------------------


     You can make automatic investments in the MMA Praxis Class of the Fund from your bank account. Automatic investments can be as little as $50, once you've invested the minimum required to open the account. You may elect at any time to terminate your participation by writing to the Fund at P.O. Box 182446, Columbus, OH 43218-2446. Death or legal incapacity will automatically terminate your participation. Further, the Fund may terminate your participation upon 30 days' notice to you.


To invest regularly from your bank account:


o Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:

        - Your bank name, address and account number.
        - The amount you wish to invest automatically (minimum $50).
        - How often you want to invest (every month, twice a month or 4 times a year).


o    Attach a voided personal check.



Selling Your Shares
--------------------------------------------------------------------------------


     As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.


     You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See "General Policies on Selling Shares" below.

Instructions For Selling Shares


By Telephone (unless you have declined telephone sales privileges)
-------------------------------------------------------------------


1. Call 1-800-9-PRAXIS with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).


By Mail
--------

1. Call 1-800-9-PRAXIS to request redemption forms or write a letter of instruction indicating:

          o    Your Fund and account number.
          o    Amount you wish to redeem.
          o    Address where your check should be sent.
          o    Account owner signature.


2.   Mail to: MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446


By Overnight Service
---------------------


See instruction 1 above.


2. Send to: MMA Praxis Mutual Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219



Wire Transfer
--------------


You must indicate this option on your application.


Call 1-800-9-PRAXIS to request a wire transfer.


If you call by 12:00 noon Eastern time, your payment will generally be wired on the same business day.


If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.


Note: Your financial institution may also charge a separate fee.


Automatic Withdrawal Plan
--------------------------


     You can receive automatic payments from your account monthly, quarterly or annually. The minimum withdrawal is $50. To activate this feature:


     o Make sure you've checked the appropriate box on the Account Application. Or call 1-800-9-PRAXIS.
     o    Include a voided personal check.
     o Your account must have a value of $10,000 or more to start withdrawals.
     o If the value of your account falls below $500 due to your withdrawals, you may be asked to add sufficient funds to bring the account back to $500 within 60 days, or the Fund may close your account and mail the proceeds to you.

Check Writing Privileges
------------------------


     By making the appropriate election on the application form, an MMA Praxis Class shareholder may request a supply of checks which may be used to effect redemptions from the Fund. The checks will be issued in the shareholder's name. Checks may be drawn in any amount of $250 or more for MMA Praxis Class shareholders and may be used like an ordinary commercial bank check except that they may not be certified. The checks are drawn on a special account maintained by the Fund with the agent bank. When a check is presented to the Fund's agent bank, it instructs the Fund's MMA Praxis Class transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables the shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Investors who purchase Fund shares by check may not receive their redemption proceeds until the check has cleared, which could take up to 15 days following the date of purchase.


     There is no charge to the shareholder for checks provided by the Fund. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future, if the Board of Directors determines that doing so is in the best interest of the Fund and its shareholders.


     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.


     An MMA Praxis Class shareholder must maintain a minimum $2,000 balance to be eligible to elect the check writing privilege. If an account balance falls below $2,000 for a non-retirement account only, the account will be charged a $10.00 administrative fee by the Fund's MMA Praxis Class transfer agent. This charge may be waived if the shareholder maintains at least a $10,000 in all MMA Praxis funds, based upon shareholder accounts with common taxpayer identification numbers.


General Policies On Selling Shares
----------------------------------


     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the MMA Praxis Class of the Fund following receipt by the Fund's MMA Praxis Class transfer agent of the redemption order. Normally, payment for redeemed shares is made on the Fund Business Day the redemption is effected, provided the redemption request is received prior to 12:00 noon, New York City time and on the next Fund Business Day if the redemption request is received after 12:00 noon, New York City time. However, redemption requests will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, currently considered by the Fund to occur within 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.


Redemptions In Writing Required
--------------------------------


You must request redemption in writing in the following situations:

1.   Redemptions from Individual Retirement Accounts ("IRAs").


2. Redemption requests requiring a signature guarantee, which include each of the following:

     o    Redemptions over $10,000.
     o Your account registration or the name(s) in your account has changed within the last 15 days.
     o    The check is not being mailed to the address on your account.
     o    The check is not being made payable to the owner of the account.
     o The redemption proceeds are being transferred to another Fund account with a different registration.


     A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, credit union, clearing agency, or savings association.


Verifying Telephone Redemptions
--------------------------------


     The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Fund's MMA Praxis Class transfer agent may be liable for losses due to unauthorized transactions.


Redemptions Within 15 Business Days Of Initial Investment
----------------------------------------------------------


     When you have made your initial investment by check, you cannot redeem any portion of it until the Fund's MMA Praxis Class transfer agent is satisfied that the check has cleared (which may require up to 15 days). You can avoid this delay by purchasing shares with a certified check.


Delayed Redemption Request
---------------------------


     The date of payment upon redemption may not be postponed for more than 7 days after shares are tendered for redemption, and the right of redemption may not be suspended, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund.


Closing Of Small Accounts
--------------------------


     If your Fund account falls below $500 due to your redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable Redemption Checks
--------------------------------


     For any shareholder who chooses to receive distributions in cash: If distribution checks (i) are returned and marked as "undeliverable" or (ii) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in your account in the Fund.


Exchanging Your Shares
--------------------------------------------------------------------------------


Instructions For Exchanging Shares


     You can exchange your shares in the MMA Praxis Class of the Fund for shares of an MMA Praxis Mutual Fund (which are offered through a separate prospectus). No transaction fees are charged for exchanges. If you wish to exchange your MMA Praxis Class shares of the Fund, you may be required to pay any applicable front-end sales charge.


     You must meet the minimum investment requirements for the fund into which you are exchanging. Exchanges from one fund to another are taxable. Exchanges may be made by sending a signature guaranteed written request to MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446, or by calling 1-800-9-PRAXIS. Please provide the following information:


     o    Your name and telephone number.
     o    The exact name on your account and account number.
     o    Taxpayer identification number (usually your Social Security number).
     o    Dollar value or number of shares to be exchanged.
     o The name of the Fund from which the exchange is to be made and the account number.
     o The name of the Fund into which the exchange is being made. If this is an existing account, please provide the account number.


     See "Selling Your Shares" for important information about telephone transactions.


Notes On Exchanges


     To prevent disruption in the management of the Fund, due to market timing strategies, exchange activity may be limited to 4 exchanges within a calendar year.


     The registration and tax identification numbers of the two accounts must be identical.


     The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.


     When exchanging from a fund that has no sales charge or a lower sales charge to a fund with a higher sales charge, you may pay the difference.


     Be sure to read carefully the Prospectus of any fund into which you wish to exchange shares.


MMA Praxis Individual Retirement Account ("IRA")
--------------------------------------------------------------------------------


     An MMA Praxis IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. MMA Praxis IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. MMA Praxis offers the following types of IRAs:

         o  Traditional                    o  Education
         o  Roth                           o  Simplified Employee Pension (SEP)

     A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.


     All MMA Praxis IRA distribution requests must be made in writing to the Fund. Any additional deposits to an MMA Praxis IRA must distinguish the type and year of the contribution.


     For more information on an MMA Praxis IRA or, to request an MMA Praxis IRA application, call the Fund at 1-800-9-PRAXIS. Shareholders are advised to consult a tax adviser regarding IRA contribution and withdrawal requirements and restrictions.


Savings Incentive Match Plans For Employees (Simple IRA Plans)
--------------------------------------------------------------------------------


     An MMA Praxis SIMPLE IRA Plan gives employers the ability to offer tax deferred IRA accounts to their employees that are funded with salary reduction contributions and employer matching or non-elective contributions.



403(b)(7) Defined Contribution Plan
--------------------------------------------------------------------------------


     An MMA Praxis 403(b)(7) Defined Contribution Plan offers employers that are tax-exempt organizations the ability to establish tax-deferred accounts for their employees that also permit salary reduction contributions.


Directed Dividends
--------------------------------------------------------------------------------


     A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions reinvested in an MMA Praxis Fund (provided the other fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other fund if this option is chosen. This option is available only to the same shareholder involving funds with the same shareholder registration.


     The Directed Dividend Option may be modified or terminated by the Fund at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Fund's MMA Praxis Class transfer agent.

Automatic Voluntary Charitable Contributions To The Mennonite Foundation
--------------------------------------------------------------------------------


     The Mennonite Foundation, Inc. was organized as a not-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation's primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.


     In keeping with the socially responsible objectives of the Fund, MMA Praxis Class shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to The Mennonite Foundation, Inc. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.


     The Foundation will manage contributions received from shareholders in the Foundation's "Charitable Gift Fund," under current operating procedures. Shareholders may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributees, and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund, and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.


     In 1998, the Foundation disbursed approximately $23.2 million to church and charitable organizations.


     Contributions to the Foundation are charitable contributions and, subject to tax law limitations, are tax deductible on the itemized tax return of the contributor, although the contributor must nevertheless include in income the income dividends and/or capital gains contributed to the Foundation. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.


     The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors' meetings.


     You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110 N. Main Street, P.O. Box 483, Goshen, Indiana 46528.


Charitable Gift Option
--------------------------------------------------------------------------------


     The Charitable Gift Option allows certain shareholders of the MMA Praxis Class of the Fund to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call 1-800-9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Fund's MMA Praxis Class transfer agent. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Fund, nor the Fund's MMA Praxis Class transfer agent will verify the qualifications of any receiving organizations, or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Fund under applicable state or federal law.


Dividends and Distributions
--------------------------------------------------------------------------------


     Each dividend and capital gains distribution declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid either in cash or in additional shares of the same Class having an aggregate net asset value equal to the cash amount. The election to receive dividends and distributions in cash or shares is made at the time shares are subscribed for, and may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. If the shareholder makes no election, the Fund will make the distribution in shares. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.


     While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, the amount and timing of any such dividend or distribution depends on the realization by the Fund of income and capital gains from investments. Except as described herein, the Fund's net investment income (including any net realized short-term capital gains) will be declared as a dividend on each Fund Business Day. The Fund declares dividends for Saturdays, Sundays and holidays on the previous Fund Business Day. The Fund generally pays dividends monthly after the close of business on the last calendar day of each month or after the close of business on the previous Fund Business Day if the last calendar day of each month is not a Fund Business Day. Capital gains distributions, if any, will be made at least annually, and in no event later than 60 days after the end of the Fund's fiscal year. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.


     Because the MMA Praxis Class bears a Shareholder Servicing Fee under the Plan, the net income of and the dividends payable to the MMA Praxis Class will be lower than the net income of and dividends payable to any other classes of the Fund which do not bear such a fee. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the Shareholder Servicing Fee payable under the Plan, will be determined in the same manner and paid in the same amounts.


Tax Consequences
--------------------------------------------------------------------------------


     The purchase of shares in the Fund will be the purchase of an asset and the shareholder's basis for its shares in the Fund will be its cost of the shares, including any fees or expenses. The sale of shares in the Fund will be the taxable disposition of an asset, with gain or loss recognized in an amount equal to the difference between the shareholder's tax basis for the shares and the proceeds received on the sale. The exchange of shares of one Portfolio for shares of another Portfolio, if available, will also be treated as a taxable disposition of the shares exchanged, on which gain or loss will be recognized. In either case, loss recognition may be affected by the loss disallowance rules of the Internal Revenue Code of 1986, as amended (the "Code").


     The Fund intends to qualify and elect to be treated as a "regulated investment company" under the Code. To qualify as a regulated investment company, the Fund must meet certain complex tests concerning its investments and distributions. For each year in which the Fund qualifies as a regulated investment company, it will not be subject to federal income tax on income distributed to its shareholders in the form of dividends or capital gains distributions. Additionally, the Fund will not be subject to a federal excise tax if the Fund distributes at least 98% of its ordinary income and 98% of its capital gain income. Dividends of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income but will not be eligible, in the case of corporate shareholders, for the dividends-received deduction. Dividends and distributions are treated in the same manner for federal income tax purposes whether shareholders receive cash or additional shares. The Fund expects that its distributions, as a result of its investment objectives, will consist primarily of ordinary income. A shareholder who elects to reinvest in additional shares will be treated for tax purposes as if it had received and reinvested the cash dividend.


     The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and redemption proceeds) paid to shareholders who have not complied with Internal Revenue Service regulations regarding the supplying of their taxpayer identification numbers and the reporting of income. In connection with this withholding requirement, a shareholder will be asked to certify on his or her application that the social security or tax identification number provided is correct and that the shareholder is not subject to 31% backup withholding for previous underreporting to the IRS.

     Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. Foreign shareholders may be subject to special withholding requirements. Foreign shareholders should consult their tax advisors about the federal, state and local tax consequences in their particular circumstances.


V. DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
--------------------------------------------------------------------------------


     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to the MMA Praxis Class shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement.


     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


     Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the MMA Praxis Class shares, a service fee equal to .25% per annum of the MMA Praxis Class shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly.


     The Plan and the Shareholder Servicing Agreement for the MMA Praxis Class shares provide that the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreement with respect to MMA Praxis Class shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing application forms for shareholder accounts.


     The Plan provides that the Adviser and Sub-Adviser may make payments from time to time from their own resources, which may include the advisory fee, the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to defray the cost of, and to compensate certain others, for providing assistance in distributing the shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to MMA Praxis Class) and past profits, for the purposes enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Adviser, Sub-Adviser or Distributor for any fiscal year under either the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.

VI.  FINANCIAL HIGHLIGHTS


This financial highlights table is intended to help you understand the Fund's financial performance of all classes of the Pax World Money Market Fund, Inc. for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Individual Investor Class, the Institutional Class, and the Broker Service Class of the Fund (assuming reinvestment of all dividends and distributions). There are no highlights for the MMA Praxis Class shares because there were no shares issued in this Class during the fiscal year ended January 31, 1999. All classes have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent the classes do not have the same expenses. If the expenses of the MMA Praxis Class are higher than the expenses of these other classes, then your annual returns may be lower. This information has been audited by McGladrey and Pullen, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                          May 27, 1998                      January 13, 1999
                                                  (Commencement of Sales) to            (Commencement of Sales) to
                                                        January 31, 1999                     January 31, 1999
                                                 ----------------------------           ---------------------------
                                                 INDIVIDUAL                                        BROKER
                                                  INVESTOR      INSTITUTIONAL                      SERVICE
                                                   CLASS            CLASS                           CLASS
                                                   -----            -----                           -----

 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period.........    $  1.00          $  1.00                        $  1.00
                                                  --------         --------                       --------
 Income from investment operations:
     Net investment income....................       0.032            0.034                          0.002
 Less distributions:
     Dividends from net investment income.....    (  0.032)        (  0.034)                      (  0.002)
                                                  --------         --------                       --------
 Net asset value, end of period...............    $  1.00          $  1.00                        $  1.00
                                                  ========         ========                       ========
 Total Return.................................       4.82%*           5.08%*                         4.22%*
 Ratios/Supplemental Data
 Net assets, end of period (000)..............    $ 5,495          $119,309                       $    70
 Ratios to average net assets:
     Expenses (net of fees waived)............       0.60%*           0.35%*                         0.80%*
     Net investment income....................       4.59%*           4.90%*                         4.16%*
     Advisory and administrative
       services fees waived...................       0.25%*           0.25%*                         0.25%*



 *   Annualized

A Statement of Additional Information (SAI) dated _______, 1999, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this prospectus. You may obtain the SAI and the Annual and Semi-Annual Reports and other material incorporated by reference without charge by calling the Fund at 1-800-9-PRAXIS. To request other information, please call your financial intermediary or the Fund.


================================================================================

                                                                PAX WORLD
                                                                MONEY MARKET
                                                                FUND, INC.

                                                                MMA PRAXIS CLASS

                                                               PROSPECTUS
                                                               _________, 1999


                                                             P.O. BOX 182446
                                                         COLUMBUS, OH 43218-2446
                                                            1-800-9-PRAXIS

================================================================================

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C.
20549-6009.


811-8591

MMA899P

PAX WORLD MONEY                             600 Fifth Avenue, New York, NY 10020
MARKET FUND, INC.                                                 (212) 830-5200
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 1, 1999


Relating to the Prospectuses for the Institutional Class and Broker Service Class Shares of Pax World Money Market Fund, Inc. and the Individual Investor Class Shares of Pax World Money Market Fund, Inc. each dated June 1, 1999 and the Prospectus for the MMA Praxis Class Shares dated _____, 1999.


This Statement of Additional Information (SAI) is not a prospectus. This SAI expands upon and supplements the information contained in the current Prospectuses of the Institutional Class Shares and Broker Service Class Shares, the Individual Investor Class Shares and the MMA Praxis Class Shares of Pax World Money Market Fund, Inc. and should be read in conjunction with each respective prospectus.



A Prospectus for each Class of Fund shares may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-800-767-1729.



The Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the prospectuses for each Class of shares.



This Statement of Additional Information is incorporated by reference into the respective Prospectuses in its entirety.




                                Table of Contents


Fund History.................................................2       Purchase, Redemption and Pricing of Shares............16
Description of the Fund and its Investments and Risks........2       Taxation of the Fund..................................17
Management of the Fund.......................................9       Underwriters..........................................18
Control Persons and Principal Holders of Securities.........10       Calculation of Performance Data.......................18
Investment Advisory and Other Services......................11       Financial Statements .................................19
Brokerage Allocation and Other Practices....................15       Description of Ratings................................20
Capital Stock and Other Securities..........................15


I.  FUND HISTORY

The Fund was incorporated on November 26, 1997 in the state of Maryland.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, diversified management investment company. The Fund's investment objectives are to seek as high a level of current income to the extent consistent with preserving capital and maintaining liquidity. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P"), and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; and "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the investment adviser and sub-adviser becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the investment adviser's and sub-adviser's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.

The Fund shall not invest more than 5% of the total market value of any Portfolio's assets (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities.


The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, investment company securities and other securities. They must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (however, this restriction does not apply to the Fund's investing in Government securities). The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised if applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description of Investments


The following discussion expands upon the description of the Fund's primary investments and also outlines other types of securities and transactions which, although not primary investments, the Fund is permitted to invest in.


Repurchase Agreements


When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States government securities by the Federal Reserve Bank of New York. Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which the Fund is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for the Fund securities and will be held by the Fund custodian or in the Federal Reserve Book Entry System.


For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is, therefore, subject to the Fund's investment restrictions applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may result in the loss of interest or the decline in the price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Sub-Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

Commercial Paper and Certain Debt Obligations


The Fund may purchase commercial paper or short-term debt obligations that have been determined by the Fund's Board of Directors to present minimal credit risks and that are First Tier Eligible Securities (as defined below) at the time of acquisition, so that the Fund is able to employ the amortized cost method of valuation. Commercial paper generally consists of short-term unsecured promissory notes issued by corporations, banks or other borrowers.


Domestic and Foreign Bank Obligations


The Fund may purchase certificates of deposit, time deposits, commercial paper, bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and corporate instruments supported by bank letters of credit. (See "Risk Factors and Additional Investment Information" herein.) Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits and certificates of deposit which may be held by the Fund will not benefit from insurance from the Federal Deposit Insurance Corporation (the "FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Fund limits its investments in obligations of domestic banks, foreign branches of domestic banks and foreign subsidiaries of domestic banks to banks having total assets in excess of $1 billion or the equivalent in other currencies. The Fund limits its investments in obligations of domestic and foreign branches of foreign banks to dollar-denominated obligations of such banks which at the time of investment have more than $5 billion, or the equivalent in other currencies, in total assets and which are considered by the Fund's Board of Directors to be First Tier Eligible Securities (as defined below) at the time of acquisition. The Fund generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or
(b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions and the Fund may invest in bank instruments issued by institutions which the Fund's Board of Directors believes present minimal credit risks.


U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations)


The Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation on the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligations is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Fund will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of the Fund's total assets at the time of purchase.


Eurodollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.


Since the Fund may contain Eurodollar and other foreign obligations issued by foreign governments, foreign and domestic banks and other foreign issuers, the Fund may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of the United States and domestic issuers, although such obligations may be higher yielding when compared to the securities of the United States and domestic issuers. In making foreign investments, therefore, the Fund will give appropriate consideration to the following factors, among others.


Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as bank obligations, may be subject to less stringent or different regulations than are United States issuers. In addition, there may be less publicly available information about a non-United States issuer and non-United States issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to United States issuers.


Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to the issuer, whether from currency blockage or otherwise.


Furthermore, some of these securities may be subject to stamp or other excise taxes levied by foreign governments, which have the effect of increasing the cost of such securities and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. Pax World Management Corp. (the "Adviser") and Reich & Tang Asset Management L.P. (the "Sub-Adviser") will attempt to minimize such taxes by timing of transactions and other strategies, but there can be no assurance that such efforts will be successful. All such taxes paid by the Fund will reduce its net income available for distribution to shareholders. The Adviser and Sub-Adviser will consider available yields, net of any required taxes, in selecting foreign securities.


United States Government Securities


The Fund may purchase short-term obligations issued or guaranteed by agencies or instrumentalities of the United States Government the proceeds of which are earmarked for a specific purpose which complies with the investment objectives and policies of the Fund. These include issues of agencies and instrumentalities established under the authority of an act of Congress. These securities are not supported by the full faith and credit of the United States Treasury, some are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Although obligations of federal agencies and instrumentalities are not debts of the United States Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the United States Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.


Variable Rate Demand Instruments


The Fund may purchase variable rate demand instruments. Variable rate demand instruments that the Fund will purchase are tax exempt Municipal Securities or taxable (variable amount master demand notes) debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on not more than thirty calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. Utilizing the amortized cost method of valuation, the Fund may only purchase variable rate demand instruments if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of default in the payment of principal or interest on the underlying securities, which itself qualifies as a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories or, if unrated, is determined to be of comparable quality by the Fund's Board of Directors. If an instrument is ever deemed to be of less than high quality, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments in which the Fund may invest include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Securities (expected to be concentrated in industrial revenue bonds) or taxable debt obligations (variable amount master demand notes) owned by such institutions or affiliated organizations. A participation certificate would give the Fund an undivided interest in the obligation in the proportion that the
Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation certificate does not meet the Fund's high quality standards, the participation certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation certificate or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise a demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates may retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participation certificates were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable "prime rate"1 or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. The Sub-Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Dividends and Distributions" and "Tax Consequences" in the Prospectuses).


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand participation certificates in fixed rate Municipal Securities and taxable debt obligations (the Fund will not acquire a variable note demand participation certificate in fixed rate municipal securities without an opinion of counsel). The fixed rate of interest on these obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increased so that the variable rate exceeded the fixed rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' prime rate, or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the


--------
1 The "prime rate" is generally the rate charged by a bank to its creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.


When-Issued Securities


The Fund may purchase debt obligations offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase of debt obligations; during the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of the Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that the Fund will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a debt obligation on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that the net asset value or income of the Fund's securities portfolios will be adversely affected by their purchase of debt obligations on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.


Participation Interests


The Fund may purchase from banks participation interests in all or part of specific holdings of Municipal or other debt obligations (including corporate loans). Where the institution issuing the participation does not meet the Fund's quality standards, the participation may be backed by an irrevocable letter of credit or guarantee that the Board of Directors has determined meets the prescribed quality standards of the Fund. Thus, even if the credit of the selling bank does not meet the quality standards of the Fund, the credit of the entity issuing the credit enhancement will meet such prescribed quality standards. The Fund will have the right to sell the participation interest back to the bank for the full principal amount of the Fund's interest in the Municipal or debt obligation plus accrued interest, but only (1) as required to provide liquidity to the Fund, (2) to maintain the quality standards of the Fund's investment portfolio or (3) upon a default under the terms of the debt obligation. The selling bank may receive a fee from the Fund in connection with the arrangement. When purchasing bank participation interests, the Fund will treat both the bank and the underlying borrower as the issuer of the instrument for the purpose of complying with the diversification requirement of the investment restrictions discussed below.


Privately Placed Securities


The Fund may invest in securities issued as part of privately negotiated transactions between an issuer and one or more purchasers. Except with respect to certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act of 1933 (the "Securities Act") and securities subject to Rule 144A of the Securities Act which are discussed below, these securities are typically not readily marketable, and therefore are considered illiquid securities. The price the Fund pays for illiquid securities, and any price received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of privately placed securities by the Fund will reflect any limitations on their liquidity. As a matter of policy, the Fund will not invest more than 10% of the market value of the total assets of the Fund in repurchase agreements maturing in over seven days and other illiquid investments. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act, but can be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act ("4(2) Paper"). However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include securities for which there is no ready market, securities subject to contractual restriction on resale, certain investments in asset-backed and receivable-backed securities and restricted securities (unless, with respect to these securities and 4(2) Paper, the Fund's Directors continuously determine, based on the trading markets for the specific restricted security, that it is liquid). The Directors may adopt guidelines and delegate to the Sub-Adviser the daily function of determining and monitoring liquidity of restricted securities and 4(2) Paper. The Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations.


Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Directors will carefully monitor the Fund investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions. They may not be changed without the approval by a majority vote of the Fund's outstanding shares. The term "majority vote of the Fund's outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(a) invest in securities of companies that have conducted operations for less than three years, including the operations of predecessors;

(b) invest in or hold securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund, the Adviser or the Sub-Adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities;

(c) (1) make investments for the purpose of exercising control over any issuer or other person; (2) purchase securities having voting rights at the time of purchase; (3) purchase securities of other investment companies, except in connection with a merger, acquisition, consolidation, reorganization or acquisition of assets; (4) invest in real estate, including real estate limited partnerships (other than debt obligations secured by real estate or interests therein or debt obligations issued by companies which invest in real estate or interests therein); (5) invest in commodities, commodity contracts, commodity options, interests and leases in oil, gas or other mineral exploration or development programs (the Fund may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transportation and marketing of oil, gas or minerals); (6) purchase restricted securities or purchase securities on margin; (7) make short sales of securities or intentionally maintain a short position in any security or write, purchase or sell puts, calls, straddles, spreads or any combination thereof; (8) act as an underwriter of securities or (9) issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

(d) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding U.S. Government securities);

(e)  invest  more  than  5% of the  total  market  value  of the  Fund's  assets
     (determined at the time of the proposed investment and giving effect thereto) in the securities of any one issuer other than the United States Government, its agencies or instrumentalities;

(f) invest more than 25% of the value of the Fund's total assets in securities of companies in the same industry (excluding United States government securities and certificates of deposit and bankers' acceptances of domestic banks) if the purchase would cause more than 25% of the value of the Fund's total assets to be invested in companies in the same industry (for the purpose of this restriction wholly-owned finance companies are considered to be in the industry of their parents if their activities are similarly related to financing the activities of their parents);

(g) acquire securities that are not readily marketable or repurchase agreements calling for resale within more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such illiquid securities;

(h) invest more than 5% of the Fund's assets in securities that are subject to underlying puts from the same institution, and no single bank shall issue its letter of credit and no single financial institution shall issue a credit enhancement covering more than 5% of the total assets of the Fund. However, if the puts are exercisable by the Fund in the event of default on payment of principal and interest on the underlying security, then the Fund may invest up to 10% of its assets in securities underlying puts issued or guaranteed by the same institution; additionally, a single bank can issue its letter of credit or a single financial institution can issue a credit enhancement covering up to 10% of the Fund's assets, where the puts offer the Fund such default protection;

(i) make loans, except that the Fund may purchase the debt securities described above under "Description of the Fund and its Investments and Risks" and may enter into repurchase agreements as therein described;

(j) borrow money, unless (i) the borrowing does not exceed 10% of the total market value of the assets of the Fund with respect to which the borrowing is made (determined at the time of borrowing but without giving effect thereto) and (ii) the money is borrowed from one or more banks as a temporary measure for extraordinary or emergency purposes or to meet unexpectedly heavy redemption requests; in addition the Fund will not make additional investments when borrowings exceed 5% of the Fund's net assets; and

(k) pledge, mortgage, assign or encumber any of the Fund's assets except to the extent necessary to secure a borrowing permitted by the foregoing clause made with respect to the Fund.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund's portfolio's assets will not constitute a violation of such restriction.


III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs Pax World Management Corp. to serve as Adviser to the Fund. Reich & Tang Asset Management L.P. will serve as the Sub-Adviser of the Fund under a Sub-Advisory Agreement entered into between the Adviser and Sub-Adviser. Due to the services performed by the Sub-Adviser, the Fund currently has no employees and its officers are not required to devote full-time to the affairs of the Fund.


The Directors and Officers of the Fund, and their principal occupations for the past five years, are listed below. Unless otherwise indicated, the address of each such person, is 600 Fifth Avenue, New York, New York 10020. Mr. Steven W. Duff, Director of the Fund, may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with the Sub-Adviser.


Steven W. Duff, 45 - Director of the Fund, has been President of the Mutual Funds division of the Sub-Adviser since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank with which he was associated from June 1981 to August 1994. Mr. Duff is President and Director/Trustee of 14 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Dr. W. Giles Mellon, 68 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University, with which he has been associated since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 57 - Director of the Fund, has been a member of the New York State Assembly and a partner with Straniere & Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex and a Director of Life Cycle Mutual Funds, Inc.


Dr. Yung Wong, 60 - Director of the Fund, was Director of Shaw Investment Management (U.K.) Limited from 1994 to October 1995 and formerly was a General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex. Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.


Thomas W. Grant, 58 - President of the Fund, has been President of the Adviser since 1996 and President of H.G. Wellington & Co., Inc. since 1991. His address is 14 Wall

Street, New York, New York 10005. Mr. Grant is also the President and a Director of Pax World Growth Fund, Inc. and Vice Chairman of the Board and President of Pax World Fund, Inc.


Laurence A. Shadek, 49 - Executive Vice-President of the Fund, has been Chairman of the Board of the Adviser since 1996 and Executive Vice-President of H.G. Wellington & Co., Inc. since 1986. His address is 14 Wall Street, New York, New York 10005. Mr. Shadek is also Chairman of the Board of Pax World Growth Fund, Inc. and Chairman of the Board of Pax World Fund, Inc.


Bernadette N. Finn, 51 - Secretary of the Fund, has been Vice President of the Mutual Funds division of the Sub-Adviser since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. with which she was associated from September 1970 to September 1993. Ms. Finn is Secretary of 13 other funds in Reich & Tang Fund Complex, and a Vice President and Secretary of 5 funds in the Reich & Tang Fund Complex.


Molly Flewharty, 46 - Vice President of the Fund, has been Vice President of the Mutual Funds division of the Sub-Adviser since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. with which she was associated from December 1977 to September 1993. Ms. Flewharty is Vice President of 18 other funds in the Reich & Tang Fund Complex.



Richard De Sanctis, 42 - Treasurer of the Fund, has been Vice President and Treasurer of the Sub-Adviser since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is Treasurer of 17 other funds in the Reich & Tang Fund Complex and is Vice President and Treasurer of Cortland Trust, Inc.


Rosanne Holtzer, 35 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Sub-Adviser since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Sub-Adviser with which she was associated with from June 1986. She is Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.



Directors of the Fund not affiliated with the Sub-Adviser receive from the Fund an annual retainer of $1,000 and a fee of $250 for each meeting of the Board of Directors attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Sub-Adviser do not receive compensation from the Fund.


                               COMPENSATION TABLE

         (1)                     (2)                        (3)                     (4)                    (5)

Name of Person,          Estimated Aggregate       Pension or Retirement      Estimated Annual      Total Compensation
   Position             Compensation from         Benefits Accrued as Part      Benefits upon        from Fund and Fund
                     Registrant for Fiscal Year      of Fund Expenses            Retirement          Complex Paid to
                                                                                                       Directors*

W. Giles Mellon,
Director                      $2,000                       0                         0               [$58,500] (16 Funds)


Robert Straniere,
Director                      $2,000                       0                         0               [$58,500] (16 Funds)


Yung Wong,
Director                      $2,000                       0                         0               [$58,500] (16 Funds)


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended January 31, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund Complex as the Fund, because, among other things, they have a common investment adviser.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES



[On May 3, 1999 there were 108,790,593 Institutional Class of shares outstanding, 375,329 Broker Service Class of shares outstanding 7,473,931 Individual Investor Class of shares outstanding and no MMA Praxis Class of shares outstanding. As of May 3, 1999, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of May 3, 1999:]



Name and Address                    % of Class          Nature of Ownership
----------------                    ----------          -------------------

Institutional Class
-------------------

Pax World Management Corp.
Balanced Fund
222 State Street
Portsmouth, NH  03801                [98.55%]              Beneficial



Broker Service Class
--------------------


Mrs. Mary Ingram Grant
c/o H.G. Wellington & Co., Inc.
14 Wall Street
New York, NY  10005                   [32.85%]               Record


Laurence A. Shadek IRA
H.G. Wellington & Co., Inc. TTEE
14 Wall Street
New York, NY  10005                   [19.40%]               Record


Estate of Alice W. Grant
Michael D. Grant, Jr., Thomas
W. Grant & Patricia G. Warner
c/o H.G. Wellington & Co., Inc.
14 Wall Street
New York, NY  10005                   [14.52%]                 Record


Estate of Michael D. Grant
Michael D. Grant, Jr., Thomas
W. Grant & Patricia G. Warner
c/o H.G. Wellington & Co., Inc.
14 Wall Street
New York, NY  10005                    [7.54%]                 Record


Ruotolo Associates Profit
Sharing Plan
c/o H.G. Wellington & Co., Inc.
14 Wall Street
New York, NY  10005                    [7.06%]                 Record


Rutolo Associates
Attn: George Rutolo
c/o H.G. Wellington & Co., Inc.
14 Wall Street
New York, NY  10005                     [6.16%]                 Record


Individual Investor Class
-------------------------


Pax World Money Market Fund
P.O Box 8950
Wilmington, DE  19899
Attn:  Ray Werkmeister                 [100.00%]                  Beneficial



V.  INVESTMENT ADVISORY AND OTHER SERVICES


The Investment Adviser for the Fund is Pax World Management Corp., a Delaware corporation incorporated in 1970 with principal offices at 222 State Street, Portsmouth, New Hampshire 03801-3853. As of December 31, 1998, the Adviser had over $863,000,000 in assets under management by virtue of serving as Adviser to the Pax World Fund, Incorporated and the Pax World Growth Fund, Inc. The Adviser has no other clients other than the Fund, the Pax World Fund and the Pax World Growth Fund.

The Sub-Adviser is a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Sub-Adviser, as of June 30, 1999, was investment manager, adviser or supervisor with respect to assets aggregating approximately $13.6 billion. In addition to the Fund, the Sub-Adviser acts as investment manager and administrator of seventeen other investment companies and also advises pension trusts, profit sharing trusts and endowments.



Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Sub-Adviser replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Sub-Adviser, due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest Companies").


Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Sub-Adviser. Nvest Corporation, a Massachusetts corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.


Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). Also, MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Sub-Adviser. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.


Nvest Companies is a holding company offering to institutional clients a broad array of investment styles across a wide range of asset categories through thirteen subsidiaries, divisions and affiliates. Its business units include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management, L.P., Graystone Partners, L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Loomis, Sayles & Co., L.P., New England Funds, L.P., Reich & Tang Capital Management, Reich & Tang Funds, Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P. and Westpeak Investment Advisors, L.P. These affiliates, in the aggregate, are investment advisers or sub-advisers of 80 other registered investment companies.


On January 30, 1998 the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund, the Adviser or the Sub-Adviser, approved an Investment Advisory Agreement with the Adviser effective April 9, 1998, which has a term which extends to March 31, 2000 and may be continued in force thereafter for successive twelve-month periods beginning each April 9, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Investment Advisory Agreement and Sub-Advisory Agreement were approved by the sole shareholder of the Fund on March 18, 1998.


Pursuant to the terms of an Advisory Agreement entered into between the Fund and the Adviser (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of Directors of the Fund, is responsible for determining whether contemplated investments satisfy the social responsibility criteria applied to the Fund and overseeing the performance of the Sub-Adviser. Under the Advisory Agreement, the Fund will pay the Adviser an annual advisory fee of .15% of the Fund's average daily net assets. For the Fund's fiscal year ended January 31, 1999, the Adviser received an Advisory fee totaling $71,643, all of which was waived.


Pursuant to the Sub-Advisory Agreement, the Sub-Adviser manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund and the determination of the Adviser that the contemplated investments satisfy the social responsibility criteria applied to the Fund.


The Sub-Advisory Agreement is terminable without penalty by the Fund on sixty days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors who are not interested parties, or by the Sub-Adviser on sixty days written notice, and will automatically terminate in the event of its assignment. The Sub-Advisory
Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or of reckless disregard of its obligations thereunder, the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

For its services under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to .075% per annum of the Fund's average daily net assets from its advisory fee. The fees are accrued daily and paid monthly. Investment management fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Institutional Class shareholders pursuant to the distribution and service plan shall be compensated by Reich & Tang Distributors, Inc. (the "Distributor") from its shareholder servicing fee, the Sub-Adviser from its management fee and the Fund itself. Expenses incurred in the distribution of Institutional Class shares and the servicing of Institutional Class shares shall be paid by the Sub-Adviser. For the Fund's fiscal year ended January 31, 1999, the Sub-Adviser received Sub-Advisory fees totaling $35,822, all of which was waived.


Pursuant to the Administrative Services Agreement with the Fund, the Sub-Adviser also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of bookkeeping and related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Fund may from time to time request of the Sub-Adviser. The personnel rendering such services may be employees of the Sub-Adviser, of its affiliates or of other organizations. The Fund pays the Sub-Adviser for such personnel and for rendering such services at rates which must be agreed upon by the Fund and the Sub-Adviser, provided that the Fund does not pay for services performed by any such persons who are also officers of the general partner of the Sub-Adviser. It is intended that such rates will be the actual costs of the Sub-Adviser. The Fund also reimburses the Sub-Adviser for all of the Fund's operating costs, including rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Fund and all of the expenses incurred to conduct the Fund's affairs. The amounts of such reimbursements must be agreed upon between the Fund and the Sub-Adviser. The Sub-Adviser, at its discretion, may voluntarily waive all or a portion of the administrative services fee and the operating expense reimbursement. For its services under the Administrative Services Agreement, the Sub-Adviser receives from the Fund a fee equal to .10% per annum of the Fund's average daily net assets. For the Fund's fiscal year ended January 31, 1999, the Sub-Adviser received administration fees totaling $47,762, all of which was waived.


Any portion of the total fees received by the Sub-Adviser may be used to provide shareholder services and for distribution of Fund shares. (See "Distribution and Service Plan" herein.)


Expense Limitation


The Sub-Adviser has agreed, pursuant to the Sub-Advisory Agreement, to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Sub-Adviser to reimburse the Fund for its excess expenses as described above, the Fund has, under the Sub-Advisory Agreement, confirmed its obligation for payment of all its other expenses, including taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of disinterested Directors, costs of investor services, shareholder's reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts and the fees and reimbursements payable to the Sub-Adviser under the Sub-Advisory Agreement and the Administrative Services Agreement and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time contract to have management services performed by third parties as discussed herein and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for such services are among the expenses subject to the expense limitation described above. As a result of the recent passage of the National Securities Markets Improvement Act of 1996, all state expense limitations have been eliminated at this time.


The Fund has reserved the right to charge individual shareholder accounts for expenses actually incurred by such account for postage, wire transfers and certain other shareholder expenses, as well as to impose a monthly service charge for accounts whose account value falls below the minimum amount.

Distribution and Service Plan



The  Fund's  distributor  is  Reich  &  Tang  Distributors,   Inc.,  a  Delaware
corporation  with  principal  offices at 600 Fifth  Avenue,  New York,  New York
10020.

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Individual Investor Class, Broker Service Class and the MMA Praxis Class) with the Distributor as distributor of the Fund's shares.



Reich & Tang Asset Management, Inc. serves as the sole general partner for Reich & Tang Asset Management L.P. and is the sole shareholder of the Distributor.



Under the Plan, the Fund and the Distributor will enter into a Shareholder Servicing Agreement, with respect to the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shares. For its services under the Shareholder Servicing Agreement (with respect to Individual Investor Class, Broker Service Class and MMA Praxis Class shares only), the Distributor receives from the Fund a fee equal to .25% per annum of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares of the Fund's average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for payments to Clearing Brokers with respect to servicing their clients or customers who are shareholders of the Individual Investor Class, Broker Service Class or MMA Praxis Class of the Fund. The Institutional Class shareholders do not receive the benefit of such services from Clearing Brokers and, therefore, will not be assessed a Shareholder Servicing Fee.


For the Fund's fiscal year ended January 31, 1999, the amount payable to the Distributor under the Distribution and Service Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $4,185 for the Individual Investor Class and $10 for the Broker Service Class, $0 of which was waived.



Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Clearing Brokers and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Fund's Individual Investor Class and Broker Service Class shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.



The Plan provides that the Sub-Adviser may make payments from time to time from its own resources, which may include the advisory fee, the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations and Clearing Brokers with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to defray the costs of, and to compensate others, including certain Participating Organizations and Clearing Brokers, for providing assistance in distributing the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee with respect to Individual Investor Class, Broker Service Class and MMA Praxis Class shares and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount that the Fund is required to pay to the Sub-Adviser and the Distributor for any fiscal year under the Advisory Agreement or the Sub-Advisory Agreement, the Administrative Services Contract or the Shareholder Servicing Agreement in effect for that year.



In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.



The Plan was most recently approved on January 21, 1999 by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Sub-Adviser, and shall continue until March 31, 2000. The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Individual Investor Class, Broker Service Class and MMA Praxis Class shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without Individual Investor Class, Broker Service Class and MMA Praxis Class shareholder approval, and the other material amendments must be approved by the Directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested Directors of the Fund or the Fund's Individual Investor Class, Broker Service Class and MMA Praxis Class shareholders.



Custodian and Transfer Agents



Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., 600 Fifth Avenue, New York, New York 10020 is transfer agent and dividend disbursing agent for the Institutional Class and Broker Service Class shares of the Fund. PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer agent and dividend agent for Individual Investor Class shares of the Fund. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, is the transfer agent for the MMA Praxis Class shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.



Counsel and Auditors


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with Massachusetts law are passed upon by Dechert, Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts 02109-4603.


McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.


Allocation of transactions, including their frequency, to various dealers is determined by the Sub-Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may now be or may hereafter become managed by the Sub-Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Sub-Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Sub-Adviser or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Sub-Adviser or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund, which was incorporated on November 26, 1997 in Maryland, consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share.




Except as noted below, each share has equal dividend, distribution, liquidation and voting rights within the Fund and a fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Generally, shares will be voted in the aggregate except if voting by Fund Class is required by law or the matter involved affects only one Fund Class, in which case shares will be voted separately by Fund Class. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares of the Fund are redeemable at net asset value, at the option of the shareholder.



The Fund is subdivided into four classes of shares of beneficial interest; Institutional Class, Individual Investor Class, Broker Service Class and MMA Praxis Class. Each share, regardless of Class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) each Class of shares will have different class designations; (ii) only the Individual Investor Class, Broker Service Class and MMA Praxis Class shares will be assessed a Shareholder Servicing Fee of .25% of the average daily net assets of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares of the Fund pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund; (iii) only the holders of the Individual Investor Class, Broker Service Class and MMA Praxis Class shares will be entitled to vote on matters pertaining to the Plan and any related agreements applicable to that class in accordance with provisions of Rule 12b-1; (iv) only the Broker Service Class shares will be assessed an additional sub-transfer agent accounting fee of .20% of the average daily net assets of the Broker Service Class shares of the Fund; and (v) the exchange privilege will permit shareholders to exchange their shares only for shares of a fund that participates in an Exchange Privilege Program with the Fund. Payments that are made under the Plan will be calculated and charged daily to the appropriate Class prior to determining daily net asset value per share and dividends/distributions.


Generally, all shares will be voted in the aggregate, except if voting by Class is required by law or the matter involved affects only one Class, in which case shares will be voted separately by Class. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund's By-laws provide that the holders of a majority of the outstanding shares of the Fund present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of Directors, (b) for approval of revised investment advisory contracts with respect to a particular class or series of beneficial interest, (c) for approval of revisions to the Fund's Distribution Agreement with respect to a particular class or series of beneficial interest and (d) upon the written request of holders of shares entitled to cast not less than 10% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Director(s) and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. For example, procedures for calling a shareholder's meeting for the removal of Directors of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, are available to shareholders of the Fund. A meeting for such purpose can be called by the holders of at least 10% of the Fund's outstanding shares of beneficial interest. The Fund will aid shareholder communications with other shareholders as required under Section 16(c) of the 1940 Act. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption and pricing of shares in the prospectus for each Class of Shares is located in the Shareholder Information section of each prospectus and is hereby incorporated by reference.



Net Asset Value


Pursuant to rules of the Securities and Exchange Commission, the Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from $1.00. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record-keeping procedures. The Fund has also established procedures to ensure that portfolio securities meet the quality criteria as provided in Rule 2a-7 of the 1940 Act. (See "Investment Objectives, Principal Investment Strategies and Related Risks" in the Prospectus.)


IX. TAXATION OF THE FUND


Federal Income Taxes


The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, the Fund generally will not be subject to Federal income tax on its investment company taxable income distributed to shareholders or on its net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will generally be taxed to shareholders as ordinary income. In determining the amount of net capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid.


Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years.


Generally, on the sale or exchange of obligations held for more than one year, gain realized by the Fund that is not attributable to accrued market discount will be long-term capital gain. However, gain on the disposition of a bond purchased at a market discount generally will be treated as ordinary income rather than capital gain, to the extent of the accrued market discount.


Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from the Fund are not eligible for the dividends-received deduction available to corporations. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by the shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.


Upon the taxable disposition (including a sale or redemption) of shares of the Fund, a shareholder may realize a gain or loss, depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Non-corporate shareholders are subject to tax at a maximum rate of 20% on capital gains resulting from the disposition of shares held for more than 12 months. A loss realized by a shareholder on the disposition of Fund shares with respect to which capital gains dividends have been paid will, to the extent of such capital gain dividends, also be treated as long-term capital loss if such shares have been held by the shareholder for six months or less.



Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country, which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic issuers. The Fund does not expect to be eligible to elect to allow shareholders to claim such foreign taxes as a credit against their U.S. tax liability.



The Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. Distributions by the Fund (other than distributions to exempt shareholders) are generally subject to back up withholding of Federal income tax at a rate of 31% ("backup withholding") if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, distributions (whether requested to be reinvested in additional shares or taken in cash) will be reduced by the amounts required to be withheld.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and the treatment of distributions under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).


X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Sub-Adviser, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the Securities and Exchange Commission. Under that method, the Fund's portfolios' yield figures, which are based on a chosen seven-day period, are computed as follows: the portfolio's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This quotient is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.


The portfolio's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's portfolios' performance, investors should be aware that the Fund's portfolios' yields fluctuate from day to day. The Fund's portfolios' yields for any given period are not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its portfolios' tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.

The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.



The Fund's yield for the Institutional Class for the seven-day period ended January 31, 1999 was 4.60% which is equivalent to an effective yield of 4.70%. The Fund's yield for the Broker Service Class for the seven-day period ended January 31, 1999 was 4.15% which is equivalent to an effective yield of 4.23%. The Fund's yield for the Individual Investor Class for the seven-day period ended January 31, 1999 was 4.35% which is equivalent to an effective yield of 4.44%. There are no seven-day yield available for the MMA Praxis Class shares since these shares were not yet in existence as of January 31, 1999.



XII.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended January 31, 1999 and the report therein of McGladrey & Pullen, LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*


Description  of Moody's  Investors  Service,  Inc.'s Two Highest  Municipal Bond
Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Con. ( c ) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Standard & Poor's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating  Services Two Highest  Commercial  Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors  Service,  Inc.'s Two Highest  Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


*        As described by the rating agencies.

                           PART C - OTHER INFORMATION
Item 23.        Exhibits.

     **  (a) Articles of Incorporation of the Registrant.

     **  (b) By-Laws of the Registrant.

         (c)  Not applicable.

     * (d.1) Form of Advisory Agreement between the Registrant and Pax World Management Corp.

     * (d.2) Form of Sub-Advisory Agreement between Pax World Management Corp. and Reich & Tang Asset Management L.P.

     * (e) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc.

         (f)  Not applicable.

     * (g) Form of Custody Agreement between the Registrant and Investors Fiduciary Trust Company.

     * (h) Form of Administrative Services Agreement between the Registrant and Reich & Tang Asset Management L.P.

     * (i) Consent Opinion of Messrs. Battle Fowler LLP as to the use of their name under the headings "Federal Income Taxes" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.

         (j)  Consent of Independent Accountants.

         (k) Audited Financial Statements, for fiscal year ended January 31, 1999 (filed with Annual Report and incorporated by reference herein).

     * (l) Written assurance of Pax World Management Corp. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling.

     * (m.1) Form of Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

     * (m.2) Form of Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc.


     * (m.3) Form of Shareholder Servicing Agreements (relating to Broker Service Class and Individual Investor Class only) between the Registrant and Reich & Tang Distributors, Inc.



         (m.4) Form of Distribution and Service Plan (relating the MMA Praxis Class) pursuant to Rule 12b-1 under the Investment Company Act of 1940.

         (m.5) Form of Distribution Agreement (relating to the MMA Praxis Class) between the Registrant and Reich & Tang Distributors, Inc.

         (m.6) Form of Shareholder Servicing Agreement (relating to the MMA Praxis Class) between the Registrant and Reich & Tang Distributors, Inc.


         (n)  Financial Data Schedule (For EDGAR Filing Only).


         (o)  Amendment No. 1 to 18f-3 Multi-Class Plan.


     *   (p) Powers of Attorney.


----------

* Filed with Pre-Effective Amendement No. 1 to the Registration Statement No. 333-43587 on April 7, 1998, and incorporated by reference herein.

** Filed with Reistration Statement No. 333-43587 on December 31, 1997, and incorporated by reference herein.

Item 24.    Persons controlled by or Under Common Control with Registrant.

None.

Item 25.    Indemnification.

Filed as Item 27 of Pre-Effective Amendment No. 1 to the Registration Statement No. 333-43587 on April 7, 1998 and incorporated herein by reference.

Item 26.       Business and Other Connections of Investment Adviser.


     The business and other connections of the Advisor's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is 222 State Street, Portsmouth, NH 03801.



                                 Position(s) Held With the
Name                                      Adviser                                     Principal Occupation(s)
----                             --------------------------                           -----------------------

Katherine Shadek Boyle           Senior Vice President; Director               Senior Vice President, Pax World
                                                                               Management Corp.

Thomas W. Grant                  President; Director                           President, Pax World Management Corp.; Vice Chairman
                                                                               of the Board and President, Pax World Fund,
                                                                               Incorporated; President, Pax World Growth Fund, Inc.;
                                                                               President, Pax World Money Market Fund, Inc.,
                                                                               President, H.G. Wellington & Co., Inc.

James M. Shadek                  Senior Vice President for Social Research;    Senior Vice President for Social Research and
                                 Secretary; Director                           Secretary Pax World Management Corp.; Treasurer, Pax
                                                                               World Growth Fund, Inc.; Account Executive, H.G.
                                                                               Wellington & Co., Inc.

Laurence A. Shadek               Chairman of the Board; Director               Chairman of the Board, Pax World Management Corp.;
                                                                               Chairman of the Board, Pax World Fund Incorporated;
                                                                               Chairman of the Board, Pax World Growth Fund, Inc.;
                                                                               Executive Vice President Pax World Money Market Fund,
                                                                               Inc.; Executive Vice President H.G. Wellington & Co.,
                                                                               Inc.

Thomas F. Shadek                 Senior Vice President - Marketing; Director   Senior Vice President - Marketing, Pax World
                                                                               Management Corp.



     The description of Reich & Tang Asset Management L.P. ("RTAMLP") under the caption "Management , Organization, and Capital Structure" in the Prospectus and "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.


     The Registrant's sub-adviser, Reich & Tang Asset Management L.P., is a registered investment adviser. Nvest Companies, L.P. ("Nvest) is the limited partner and owner of a 99.5% interest in RTAMLP. Reich & Tang Asset Management, Inc. ("RTAM") (an indirect wholly-owned subsidiary of Nvest) is the sole general partner and owner of the remaining .05% interest in RTAMLP. RTAMLP's investment advisory clients include seventeen registered investment companies, which invest principally in money market instruments. In addition, two of RTAMLP's advisory clients are registered investment companies which invest principally in equity securities. In addition, RTAMLP is the sole general partner of Alpha Associates L.P., August Associates L.P., Reich & Tang Minutus I, L.P., Reich & Tang Minutus II, L.P., Reich & Tang Equity Partners L.P., Reich & Tang Micro Cap L.P., Reich & Tang Concentrated Portfolio L.P. and Tucek Partners L.P., private investment partnerships organized as limited partnerships.


     Peter S. Voss, President, has been Chief Executive Officer and a Director of Nvest Corporation (formerly New England Investment Companies, Inc.) since October 1992, Chairman of the Board of Nvest Corporation since December 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and

Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer Nvest Corporation since July 1993. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of Nvest Corporation since December 1989, and Secretary of Westpeak and Draycott and the Treasurer of Nvest Corporation. Lorraine C. Hysler has been Secretary of RTAM since July 1994, Assistant Secretary of NEIC since September 1993, and Vice President of Reich & Tang Mutual Funds since July 1994. Richard E. Smith, III has been a Director of RTAM since July 1994, and President and Director of RTAM since July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994. Steven W. Duff has been a Director of RTAM since October 1994, and President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994. Mr. Duff is President and a Director/Trustee of 14 funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., and Executive Vice President of Reich & Tang Equity Fund, Inc. Bernadette N. Finn has been Vice President/Compliance of RTAM since July 1994, and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn is also Secretary of 14 funds in the Reich & Tang Complex and a Vice President and Secretary of 5 funds in the Reich & Tang Fund Complex. Richard DeSanctis has been Treasurer of RTAM since July 1994, Assistant Treasurer of NEIC since September 1993, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. DeSanctis is also Treasurer of 18 funds in the Reich & Tang Fund Complex. and is Vice President and Treasurer of Cortland Trust, Inc. Richard I. Weiner has been Vice President of RTAM since July 1994, Vice President of NEIC since September 1993, and Vice President of Reich & Tang Asset Management L.P. Capital Management Group since July 1994. Mr. Weiner has served as a Vice President of Reich & Tang, Inc. since September 1982. Rosanne Holtzer has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986, in addition she is also Assistant Treasurer of 19 funds in the Reich & Tang Fund Complex.


Item 27.     Principal Underwriters.

     (a) Reich & Tang Distributors, Inc., the Registrant's Distributor, is also distributor for Back Bay Funds, Inc., California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. For all other persons the principal address is 600 Fifth Avenue, New York, New York 10020.

                              Positions and Offices        Positions and Offices
Name                             With the Distributor         With Registrant

Peter S. Voss             President and Director                  None
G. Neal Ryland            Director                                None
Edward N. Wadsworth       Executive Officer                       None
Richard E. Smith III      Director                                None
Steven W. Duff            Director                               President and
                                                                  Director
Bernadette N. Finn        Vice President                         Vice President
                                                                   and Secretary
Lorraine C. Hysler        Secretary                              None
Richard De Sanctis        Treasurer                              Treasurer
Richard I. Weiner         Vice President                         None
Peter J. DeMarco          Executive Vice President               None

     (c) Not applicable

Item 28.       Location of Accounts and Records.

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Registrant at Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020 the Registrant's Manager; Reich & Tang Services, 600 Fifth Avenue, New York, New York 10020, the Registrant's transfer agent and dividend distributing agent; and at Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64104, the Registrant's custodian.

Item 29.       Management Services.

Not applicable.

Item 30.       Undertakings.

Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 14th day of July, 1999.


                                 PAX WORLD MONEY MARKET FUND, INC.

                                 By:/s/ Bernadette N. Finn
                                      Bernadette N. Finn, Secretary


               Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated below.

       Signature                              Title              Date


(1)    Principal Executive Officer:


       Steven W. Duff                       Chairman              July 14, 1999

       By:  /s/ Steven W. Duff
                Steven W. Duff


(2)    Principal Financial and              Treasurer             July 14, 1999
       Accounting Officer

       By:  /s/ Richard De Sanctis
                Richard De Sanctis

(3)    Majority of Directors

       Steven W. Duff                       Director              July 14, 1999
       Dr. W. Giles Mellon                  Director
       Robert Straniere                     Director
       Dr. Yung Wong                        Director

       By:  /s/ Steven W. Duff
                Steven W. Duff


       By:  /s/ Bernadette N. Finn
                Bernadette N. Finn
                Attorney-in-Fact *

     -----------------------------

* Filed with Registration Statement No. 333-43587 on April 7, 1998, and incorporated by reference herein.